                                                                    EXHIBIT 10.1
                                                               EXECUTION VERSION


                        ALLIED WASTE NORTH AMERICA, INC.


                 EACH ENTITY LISTED ON SCHEDULE A, AS GUARANTORS


                                  $750,000,000


                          8-1/2% Senior Notes due 2008


                               Purchase Agreement


                                November 15, 2001





                           J.P. MORGAN SECURITIES INC.

                            SALOMON SMITH BARNEY INC.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                         DEUTSCHE BANC ALEX. BROWN INC.

                              LEHMAN BROTHERS INC.

                                 UBS WARBURG LLC

                              ABN AMRO INCORPORATED

                          BANC ONE CAPITAL MARKETS INC.

                            SCOTIA CAPITAL (USA) INC.

                      CREDIT LYONNAIS SECURITIES (USA) INC.

                          FIRST UNION SECURITIES, INC.

                             FLEET SECURITIES, INC.

                    $750,000,000 8-1/2% SENIOR NOTES DUE 2008

                                       OF

                        ALLIED WASTE NORTH AMERICA, INC.

                               PURCHASE AGREEMENT


J.P. MORGAN SECURITIES INC.
SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANC ALEX. BROWN INC.
LEHMAN BROTHERS INC.
UBS WARBURG LLC
ABN AMRO INCORPORATED
BANC ONE CAPITAL MARKETS INC.
SCOTIA CAPITAL (USA) INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST UNION SECURITIES, INC.
FLEET SECURITIES, INC.
c/o      J.P. MORGAN SECURITIES INC.
         270 Park Avenue
         New York, New York  10010

Dear Sirs:

                  Allied Waste North America, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to J.P. Morgan Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Lehman Brothers Inc., UBS Warburg LLC, ABN AMRO Incorporated, Banc One Capital Markets Inc., Scotia Capital (USA) Inc., Credit Lyonnais Securities
(USA) Inc., First Union Securities, Inc. and Fleet Securities, Inc. (each, an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") $750,000,000 in aggregate principal amount of its 8-1/2% Senior Notes due 2008 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to a Series Supplement (the "SUPPLEMENT"), to be dated as of the Closing Date (as defined below), to an indenture (collectively with the Supplement, the "INDENTURE"), dated December 23, 1998, among the Company, the Guarantors (as defined below) and U.S. Bank Trust National Association (the "TRUSTEE").

                  Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein
(i) a registration statement under the

Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 8-1/2% Series B Senior Notes due 2008 (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees (as defined below) thereof and (ii) if required, a shelf registration statement for the Series A Notes and the Series B Notes pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENT") relating to the resale by certain holders of the Series A Notes or Series B Notes and to use its reasonable best efforts to cause such Registration Statement to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Series A Notes and the Series B Notes issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "GUARANTEES") by Allied Waste Industries, Inc., a Delaware corporation ("ALLIED"), and each of the entities listed on Schedule A hereto (each, including Allied, a "GUARANTOR" and collectively, the "GUARANTORS").

                  The Notes will be secured by a first priority lien on: (i) all the Capital Stock of all of Browning-Ferris Industries, Inc.'s ("BFI") domestic Restricted Subsidiaries (the "DOMESTIC PLEDGED STOCK"); (ii) 65% of the Capital Stock of all of BFI's foreign Restricted Subsidiaries (the "FOREIGN PLEDGED STOCK") and (iii) all tangible and intangible assets (other than real property) currently owned by BFI and all of BFI's domestic Restricted Subsidiaries (collectively, the "ASSETS" and, along with the Domestic Pledged Stock and the Foreign Pledged Stock, the "COLLATERAL"). BFI and its subsidiaries that own the Collateral (the "GRANTOR SUBSIDIARIES") entered into an amendment on January 25, 2001 to the Shared Collateral Pledge Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "SHARED COLLATERAL PLEDGE AGREEMENT"), an amendment on January 25, 2001 to the Shared Collateral Security Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "SHARED COLLATERAL SECURITY AGREEMENT") and an amendment on January 25, 2001 to the Collateral Trust Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "COLLATERAL TRUST AGREEMENT" and, along with the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement, the "SHARED COLLATERAL AGREEMENTS"). Upon consummation of the Amendment (as defined herein), the Shared Collateral Agreements will provide for the grant by BFI and the Grantor Subsidiaries to the Collateral Trustee for the ratable benefit of the Holders of the Notes of a security interest in the Collateral.

                  This Agreement, the Indenture, the Notes, the Guarantees, the Registration Rights Agreement and the Shared Collateral Agreements are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

1.       OFFERING MEMORANDUM.

                  The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Guarantors have prepared an offering memorandum, dated November 15, 2001 (including any information and documents incorporated by reference therein, the "OFFERING MEMORANDUM"), relating to the Series A Notes and the Guarantees.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

2.       AGREEMENTS TO SELL AND PURCHASE.

                  On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amounts of the Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 98.25% of the principal amount thereof (the "PURCHASE PRICE").

3.       TERMS OF OFFERING.

                  The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes are "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), and (ii) non-U.S. persons (as "U.S. person" is defined in Regulation S under the Act) in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

4.       DELIVERY AND PAYMENT.

                  (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on November 27, 2001 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "CLOSING DATE."

                  (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "GLOBAL NOTES"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

5.       AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

                  Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series

A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) DURING SUCH PERIOD AS IN THE OPINION OF COUNSEL FOR THE INITIAL PURCHASERS AN OFFERING MEMORANDUM IS REQUIRED BY LAW TO BE DELIVERED IN CONNECTION WITH EXEMPT RESALES BY THE INITIAL PURCHASERS AND IN CONNECTION WITH MARKET-MAKING ACTIVITIES OF THE INITIAL PURCHASERS FOR SO LONG AS ANY SERIES A NOTES ARE OUTSTANDING, (I) NOT TO MAKE ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM OF WHICH THE INITIAL PURCHASERS SHALL NOT PREVIOUSLY HAVE BEEN ADVISED OR TO WHICH THE INITIAL PURCHASERS SHALL REASONABLY OBJECT AFTER BEING SO ADVISED AND (II) TO PREPARE PROMPTLY UPON THE REASONABLE REQUEST OF ANY OF THE INITIAL PURCHASERS, ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM WHICH MAY BE NECESSARY OR ADVISABLE IN CONNECTION WITH SUCH EXEMPT RESALES OR SUCH MARKET-MAKING ACTIVITIES.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as any of the Series A Notes remain outstanding and during any period prior to the completion of the Exchange Offer in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the reasonable fees and disbursements of the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as specifically provided in this Section, and Sections 8 and 11 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Series A Notes by them, and any advertising expenses connected with any offers they may make.

                  (h) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

                  (i) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (j) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

                  (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes or the Guarantees to the Initial Purchasers or to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes or the Guarantees under the Act.

                  (l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.

                  (m) To cause (or, to the extent provided in the Registration Rights Agreement, to use its reasonable best efforts to cause) the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (n) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (o) If the Transactions (as defined in the Offering Memorandum) have not been consummated on or prior to November 26, 2001, the Company shall, and shall cause AWIN Escrow Company, Inc., a Delaware corporation and its wholly-owned subsidiary ("AWIN"), and the Guarantors to, execute the purchase agreement in substantially the form of Exhibit C hereto (the "ALTERNATE AGREEMENT") and perform the obligations thereunder. The parties hereto agree that once the Company, AWIN and the Guarantors execute and deliver to the Initial Purchasers the Alternate Agreement, the Alternate Agreement shall supersede and replace this Agreement and shall render this Agreement null and void.

                  (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

6.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE
         GUARANTORS.

                  As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) The documents incorporated by reference into the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (c) Each of Allied and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (d) All outstanding shares of capital stock of Allied and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (e) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of Allied. All of the outstanding shares of capital stock of each of the subsidiaries of Allied have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), except for Liens (i) to be created in connection with the issuance of the Notes, (ii) as otherwise disclosed in the Offering Memorandum, and (iii) which could not reasonably be expected to have a Material Adverse Effect, and each Subsidiary of the Company (other than Global Indemnity Assurance and Commercial Reassurance Limited) will be a "RESTRICTED SUBSIDIARY" within the meaning of the Indenture.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (g) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (h) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                  (i) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity).

                  (j) The Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial

Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Guarantees to be endorsed on the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                  (k) The Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed on the Series B Notes will conform in all material respects to the description thereof in the Offering Memorandum.

                  (l) The Shared Collateral Agreements have been duly authorized by the Company, BFI and the Grantor Subsidiaries, and upon execution and delivery by the Company and Allied of the Amendment (assuming due execution and delivery by each of the other parties thereto), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries with respect to the Notes, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements will conform in all material respects to the description thereof in the Offering Memorandum.

                  (m) the Amendment, together with the Shared Collateral Agreements, when executed and delivered by the Company and Allied (assuming due execution and delivery by each of the other parties thereto), will create a valid security interest in favor of the Collateral Trustee for the benefit of the Holders of the Notes in that portion of the Collateral described in Section
2.01 of the Shared Collateral Security Agreement and in that portion of the collateral described in Section 2 of the Shared Collateral Pledge Agreement in which a valid security interest may be created under Article 9 of the UCC of the State of New York.

                  (n) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (iii) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

                  (o) The Amendment has been duly authorized, executed and delivered by the Company.

                  (p) Neither Allied nor any of its subsidiaries is (x) in violation of its respective charter or by-laws or (y) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, which violation or default, in the case of this clause (y), could reasonably be expected to have a Material Adverse Effect.

                  (q) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby, thereby and by the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Allied or any of its subsidiaries, (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, or, in the case of this clause (iii), which violation or default could reasonably be expected to have a Material Adverse Effect, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Allied, any of its subsidiaries or their respective property, (v) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound which Lien could reasonably be expected to have a Material Adverse Effect, or (vi) result in the termination, suspension or revocation of any Authorization (as defined below) of Allied or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization which termination, suspension or revocation could reasonably be expected to have a Material Adverse Effect.

                  (r) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (s) Except as set forth in the Offering Memorandum, neither Allied nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (t) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (u) Each of Allied and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (v) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Offering Memorandum, are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act.

                  (w) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Allied and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (x) Neither Allied nor the Company is, and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, neither of them will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (y) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.

                  (z) Neither Allied nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (aa) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (bb) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (cc) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (dd) To the knowledge of the Company, when the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (ee) To the knowledge of the Company, no form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes and the Guarantees contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Guarantees have been issued and sold by the Company or the Guarantors within the six-month period immediately prior to the date hereof.

                  (ff) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (gg) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                  (hh)The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions (it being understood that no representation is made as to the actions of the Initial Purchasers).

                  (ii) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act (it being understood that no representation is made as to the actions of the Initial Purchasers).

                  (jj) No registration under the Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

                  (kk) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

                  (ll) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

                  (mm) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Guarantees, or suspends the sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e).

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7.       INITIAL PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (y) in offshore transactions in reliance upon Regulation S under the Act.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are (A) QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                  (f) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(b)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

"The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (g) Such Initial Purchaser agrees that (i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom; and
(iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

                  (h) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

                  (i) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (j) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

8.       INDEMNIFICATION.

                  (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto) or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to
Section 5(f) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

                  (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Offering Memorandum. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Series A Notes and, under the heading "Plan of Distribution," (i) the paragraph related to overallotment, stabilization and syndicate covering transactions, (ii) the third paragraph related to the terms of the offering by the Initial Purchasers and (iii) the last paragraph (describing the relationships between the Initial Purchasers and the Company), in the Offering Memorandum constitute the only information furnished in writing by or on behalf of the several Initial Purchasers for inclusion in the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this
Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by J.P. Morgan Securities Inc., in the case of the parties indemnified pursuant to
Section 8(a), and by the Company and the Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be obligated to indemnify and hold harmless any indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected without the indemnified party's written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in this Agreement. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 8(d) were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

9.       CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS.

                  The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended negative change, in the outlook for any rating of the

Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                  (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Latham & Watkins, counsel for the Company and the Guarantors, to the effect set forth on Exhibit A attached hereto and an opinion of Steven Helm, Vice President and General Counsel of the Company to the effect set forth on Exhibit B attached hereto. In addition, you shall have received opinions (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of counsel to the Company and the Guarantors (satisfactory to you and counsel for the Initial Purchasers) as to such matters as you may reasonably request with respect to Guarantors organized outside the states of New York and Delaware which are identified as Significant Subsidiaries (within the meaning of Rule 1-02 of Regulation 5-X under the Act) in an officer's certificate addressed to you and dated the Closing Date.

                  The opinion of Latham & Watkins described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Cravath, Swaine & Moore, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (h) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

                  (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture, including all supplements thereto relating to the Series A Notes, which shall have been entered into by the Company, the Guarantors and the Trustee.

                  (j) The Company and the Guarantors shall have executed the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

                  (k) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

                  (l) The Company shall have amended the credit agreement, dated as of July 21, 1999, as amended on January 25, 2001, among the Company, Allied, the lenders party thereto, The Chase Manhattan Bank, as administrative agent and the collateral trustee (as so amended, the "Credit Agreement") to (i) permit the Company and the Guarantors to incur the debt under the Notes and the Guarantees and to secure the Notes and Guarantees with the Collateral and (ii) change certain financial covenants (the "AMENDMENT").

10.      EFFECTIVENESS OF AGREEMENT AND TERMINATION.

                  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule C bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

11.      MISCELLANEOUS.

                  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, AZ 85260, (480) 627-2700 and
(ii) if to the Initial Purchasers, c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations and warranties of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company and the Guarantors shall be liable for all expenses which they have agreed to pay pursuant to Section 5(g) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                                     Very truly yours,

                                     ALLIED WASTE NORTH AMERICA, INC.


                                     By:   /s/ Thomas P. Martin
                                         --------------------------------
                                               Thomas P. Martin
                                               Treasurer



                                     ALLIED WASTE INDUSTRIES, INC.


                                     By:   /s/ Thomas P. Martin
                                         --------------------------------
                                               Thomas P. Martin
                                               Treasurer



                                     EACH ENTITY LISTED ON SCHEDULE A,
                                     as Guarantors


                                     By:   /s/ Thomas P. Martin
                                         --------------------------------
                                               Thomas P. Martin
                                               Treasurer



                       [SIGNATURES CONTINUE ON NEXT PAGE]

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written by J.P. Morgan Securities Inc.
on behalf of the Initial Purchasers.

J.P. MORGAN SECURITIES INC.


By:  /s/ Gerard J. Murray
   -----------------------------------------
     Name:  Gerard J. Murray
     Title: Managing Director

                             SCHEDULE A: GUARANTORS

                                  CORPORATIONS

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
AAWI, Inc.                                                               Texas
Action Disposal, Inc.                                                    Texas
Adrian Landfill, Inc.                                                    Michigan
ADS, Inc.                                                                Oklahoma
ADS of Illinois, Inc.                                                    Illinois
Agri-tech, Inc. of Oregon                                                Oregon
Alabama Recycling Services, Inc.                                         Alabama
Albany-Lebanon Sanitation, Inc.                                          Oregon
Alaska Street Associates, Inc.                                           Washington
Allied Acquisition Pennsylvania, Inc.                                    Pennsylvania
Allied Acquisition Two, Inc.                                             Massachusetts
Allied Enviro Engineering, Inc.                                          Texas
Allied Enviroengineering, Inc.                                           Delaware
Allied Nova Scotia, Inc.                                                 Delaware
Allied Waste Alabama, Inc.                                               Delaware
Allied Waste Company, Inc.                                               Delaware
Allied Waste Hauling of Georgia, Inc.                                    Georgia
Allied Waste Holdings (Canada) Ltd.                                      Delaware
Allied Waste Industries, Inc. *                                          Delaware
Allied Waste Industries (Arizona), Inc.                                  Arizona
Allied Waste Industries (New Mexico), Inc.                               New Mexico
Allied Waste Industries (Southwest), Inc.                                Arizona
Allied Waste Industries of Georgia, Inc.                                 Georgia
Allied Waste Industries of Illinois, Inc.                                Illinois
Allied Waste Industries of Northwest Indiana, Inc.                       Indiana
Allied Waste Industries of Tennessee, Inc.                               Tennessee
Allied Waste Landfill Holdings, Inc.                                     Delaware
Allied Waste of California, Inc.                                         California
Allied Waste of Long Island, Inc.                                        New York
Allied Waste of New Jersey, Inc.                                         New Jersey
Allied Waste Rural Sanitation, Inc.                                      Delaware
Allied Waste Services, Inc.                                              Texas
Allied Waste Systems Holdings, Inc.                                      Delaware
Allied Waste Systems, Inc. *                                             Delaware
Allied Waste Systems (Texas) Inc.                                        Texas
Allied Waste Transportation, Inc. *                                      Delaware
American Disposal Services, Inc.                                         Delaware
American Disposal Services of Illinois, Inc.                             Delaware
American Disposal Services of Kansas, Inc.                               Kansas
American Disposal Services of Missouri, Inc.                             Oklahoma

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
American Disposal Services of New Jersey, Inc.                           Delaware
American Disposal Services of West Virginia, Inc.                        Delaware
American Disposal Transfer Services of Illinois, Inc.                    Delaware
American Materials Recycling Corp.                                       New Jersey
American Sanitation, Inc.                                                Idaho
American Transfer Company, Inc.                                          New York
Apache Junction Landfill Corporation                                     Arizona
Area Disposal Inc.                                                       Illinois
Attwoods of North America, Inc.                                          Delaware
Automated Modular Systems, Inc.                                          New Jersey
Autoshred, Inc.                                                          Missouri
AWIN Leasing Company, Inc.                                               Delaware
AWIN Management, Inc.                                                    Delaware
Belleville Landfill, Inc.                                                Missouri
BFI Atlantic, Inc.                                                       Delaware
BFI Energy Systems of Albany, Inc.                                       Delaware
BFI Energy Systems of Boston, Inc.                                       Massachusetts
BFI Energy Systems of Delaware County, Inc.                              Delaware
BFI Energy Systems of Essex County, Inc.                                 New Jersey
BFI Energy Systems of Hempstead, Inc.                                    Delaware
BFI Energy Systems of Niagara, Inc.                                      Delaware
BFI Energy Systems of Niagara II, Inc.                                   Delaware
BFI Energy Systems of Plymouth, Inc.                                     Delaware
BFI Energy Systems of SEMASS, Inc.                                       Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.                     Delaware
BFI International, Inc.                                                  Delaware
BFI Ref-Fuel, Inc.                                                       Delaware
BFI Services Group, Inc.                                                 California
BFI Trans River (GP), Inc.                                               Delaware
BFI Trans River (LP), Inc.                                               Delaware
BFI Transfer Systems of New Jersey, Inc.                                 New Jersey
BFI Waste Systems of New Jersey, Inc.                                    New Jersey
BFI Waste Systems of North America, Inc.                                 Delaware
Bio-Med of Oregon, Inc.                                                  Oregon
Borrego Landfill, Inc.                                                   California
Brickyard Disposal & Recycling, Inc.                                     Illinois
Browning-Ferris Financial Services, Inc.                                 Delaware
Browning-Ferris, Inc.                                                    Maryland
Browning-Ferris Industries Asia Pacific, Inc.                            Delaware
Browning-Ferris Industries Chemical Services, Inc.                       Nevada
Browning-Ferris Industries Europe, Inc.                                  Delaware
Browning-Ferris Industries, Inc. *                                       Delaware
Browning-Ferris Industries, Inc.                                         Massachusetts

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
Browning-Ferris Industries of California, Inc.                           California
Browning-Ferris Industries of Florida, Inc.                              Delaware
Browning-Ferris Industries of Illinois, Inc.                             Delaware
Browning-Ferris Industries of New Jersey, Inc.                           New Jersey
Browning-Ferris Industries of New York, Inc.                             New York
Browning-Ferris Industries of Ohio, Inc.                                 Delaware
Browning-Ferris Industries of Tennessee, Inc.                            Tennessee
Browning-Ferris Services, Inc.                                           Delaware
Bunting Trash Service, Inc.                                              Colorado
Capitol Recycling and Disposal, Inc.                                     Oregon
C.C. Boyce & Sons, Inc.                                                  New York
CC Landfill, Inc.                                                        Delaware
CCAI, Inc.                                                               Washington
CDF Consolidated Corporation                                             Illinois
CECOS International, Inc.                                                New York
Celina Landfill, Inc.                                                    Ohio
Central Sanitary Landfill, Inc.                                          Michigan
Chambers Development of North Carolina, Inc.                             North Carolina
Champion Recycling, Inc.                                                 New York
Charter Evaporation Resource Recovery Systems                            California
Cherokee Run Landfill, Inc.                                              Ohio
Chestnut Equipment Leasing Corp.                                         New York
Citizens Disposal, Inc.                                                  Michigan
City-Star Services, Inc.                                                 Michigan
City Garbage, Inc.                                                       Texas
Clarkston Disposal, Inc.                                                 Michigan
Cocopah Landfill, Inc.                                                   Delaware
Consolidated Processing, Inc.                                            Illinois
Containerized, Inc. of Texas                                             Texas
Copper Mountain Landfill, Inc.                                           Delaware
Corvallis Disposal Co.                                                   Oregon
County Disposal, Inc.                                                    Delaware
County Disposal (Ohio), Inc.                                             Delaware
County Landfill, Inc.                                                    Delaware
D&D Garage Services, Inc.                                                Illinois
Dallas Disposal Co.                                                      Oregon
Delta Container Corporation                                              California
Delta Dade Recycling Corp.                                               Florida
Delta Paper Stock, Co.                                                   California
Delta Recycling Corp.                                                    Florida
Delta Resources Corp.                                                    Florida
Delta Site Development Corp.                                             Florida
Delta Tall Pines Corp.                                                   Florida

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
Delta Transfer Corp.                                                     Florida
Delta Waste Corp.                                                        Florida
Dempsey Waste Systems II, Inc.                                           Ohio
Denver RL North, Inc.                                                    Colorado
Dinverno, Inc.                                                           Michigan
Dowling Industries, Inc.                                                 New York
ECDC Environmental of Humbolt County, Inc.                               Delaware
ECDC Holdings, Inc.                                                      Delaware
Elder Creek Transfer & Recovery, Inc.                                    California
Environmental Development Corp.                                          Delaware
Environmental Reclamation Company                                        Illinois
Environtech, Inc.                                                        Delaware
EOS Environmental, Inc.                                                  Texas
Evergreen Scavenger Service, Inc.                                        Delaware
F.P. McNamara Rubbish Removal, Inc.                                      Massachusetts
Forward, Inc.                                                            California
Fred Barbara Trucking Co., Inc.                                          Illinois
G. Van Dyken Disposal Inc.                                               Michigan
Garofalo Brothers, Inc.                                                  New Jersey
Garofalo Recycling and Transfer Station Co., Inc.                        New Jersey
GEK, Inc.                                                                Alabama
General Refuse Rolloff Corp.                                             Delaware
Giordano Recycling Corp.                                                 New Jersey
Golden Waste Disposal, Inc.                                              Georgia
Grants Pass Sanitation, Inc.                                             Oregon
Great Lakes Disposal Services, Inc.                                      Delaware
Gulfcoast Waste Service, Inc.                                            Florida
Harland's Sanitary Landfill, Inc.                                        Michigan
Illinois Landfill, Inc.                                                  Illinois
Illinois Recycling Services, Inc.                                        Illinois
Imperial Landfill, Inc.                                                  California
Independent Trucking Company                                             California
Ingrum Waste Disposal, Inc.                                              Illinois
International Disposal Corp. of California                               California
Jetter Disposal, Inc.                                                    Iowa
Joe Di Rese & Sons, Inc.                                                 New Jersey
Kankeekee RDF Landfill, Inc.                                             Delaware
Keller Canyon Landfill Company                                           California
Keller Drop Box, Inc.                                                    Oregon
La Canada Disposal Company, Inc.                                         California
Lake Norman Landfill, Inc.                                               North Carolina
Lathrop Sunrise Sanitation Corporation                                   California
Lee County Landfill, Inc.                                                Illinois

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
Liberty Waste Holdings, Inc.                                             Delaware
Loop Recycling, Inc.                                                     Illinois
Loop Transfer, Incorporated                                              Illinois
Louis Pinto & Son, Inc., Sanitation Contractors                          New Jersey
Macomb Landfill, Inc.                                                    Delaware
Mamaroneck Truck Repair, Inc.                                            New York
Manumit of Florida, Inc.                                                 Florida
McInnis Waste Systems, Inc.                                              Oregon
Medical Disposal Services, Inc.                                          Illinois
Mesa Disposal, Inc.                                                      Arizona
Mississippi Waste Paper Company                                          Mississippi
MJS Associates, Inc.                                                     Washington
Mountain Home Disposal, Inc.                                             Delaware
NationsWaste Catawba Regional Landfill, Inc.                             South Carolina
NationsWaste, Inc.                                                       Delaware
Ncorp, Inc.                                                              Delaware
New Jersey Republic Contracts, Inc.                                      New Jersey
New Morgan Landfill Company, Inc.                                        Pennsylvania
Newco Waste Systems of New Jersey, Inc.                                  New Jersey
Noble Road Landfill, Inc.                                                Ohio
Northeast Sanitary Landfill, Inc.                                        South Carolina
Northwest Waste Industries, Inc.                                         Washington
Oakland Heights Development, Inc.                                        Michigan
Omaha Hauling Company, Inc.                                              Delaware
Organized Sanitary Collectors and Recyclers, Inc.                        Nebraska
Oscar's Collection System of Fremont, Inc.                               Nebraska
Otay Landfill, Inc.                                                      California
Ottawa County Landfill, Inc.                                             Delaware
Palomar Transfer Station, Inc.                                           California
Paper Fibers, Inc.                                                       Washington
Paper Recycling Systems, Inc.                                            New York
Peltier Real Estate Company                                              Oregon
Pinal County Landfill Corp.                                              Arizona
Pittsburg County Landfill, Inc.                                          Oklahoma
Portable Storage, Inc.                                                   Oregon
Prime Carting, Inc.                                                      New York
PSI Waste Systems, Inc.                                                  Idaho
R. 18, Inc.                                                              Illinois
Rabanco Connections International, Inc.                                  Washington
Rabanco Intermodal/B.C., Inc.                                            Washington
Rabanco, Ltd.                                                            Washington
Rabanco Recycling, Inc.                                                  Washington
Rabanco Regional Landfill Company                                        Washington

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
Ramona Landfill, Inc.                                                    California
RCS, Inc.                                                                Illinois
R.C. Miller Enterprises, Inc.                                            Ohio
R.C. Miller Refuse Service, Inc.                                         Ohio
Recycling Associates Inc.                                                New York
Recycling Industries Corp.                                               New York
Resource Recovery, Inc.                                                  Kansas
Risk Services, Inc.                                                      Delaware
Ross Bros. Waste & Recycling Co.                                         Ohio
Rossman Sanitary Service, Inc.                                           Oregon
Roxana Landfill, Inc.                                                    Illinois
S&L Inc.                                                                 Washington
S&S Recycling, Inc.                                                      Georgia
Saline County Landfill, Inc.                                             Illinois
San Marcos NCRRF, Inc.                                                   California
Sangamon Valley Landfill, Inc.                                           Delaware
Sanitary Disposal Service, Inc.                                          Michigan
Sauk Trail Development, Inc.                                             Michigan
Seattle Disposal Company, Inc.                                           Washington
Selas Enterprises LTD.                                                   New York
Shred-All Recycling Systems, Inc.                                        Illinois
Source Recycling, Inc.                                                   Oregon
Southwest Regional Landfill, Inc.                                        Missouri
Southwest Waste Inc.                                                     Missouri
SSWI, Inc.                                                               Washington
Standard Disposal Services, Inc.                                         Michigan
Standard Environmental Services, Inc.                                    Michigan
Standard Waste, Inc.                                                     Delaware
Star Services Group, Inc.                                                Florida
Streator Area Landfill, Inc.                                             Illinois
Suburban Carting Corp.                                                   New York
Suburban Transfer, Inc.                                                  Illinois
Suburban Warehouse, Inc.                                                 Illinois
Summit Waste Systems, Inc.                                               Arizona
Sunrise Sanitation Service, Inc.                                         California
Sunset Disposal, Inc.                                                    Kansas
Sunset Disposal Service Inc.                                             California
Super Services Waste Management, Inc.                                    Arizona
Sycamore Landfill, Inc.                                                  California
Tate's Transfer Systems, Inc.                                            Missouri
Taylor Ridge Landfill, Inc.                                              Delaware
Tennessee Union County Landfill, Inc.                                    Delaware
The Ecology Group, Inc.                                                  Ohio

NAME OF COMPANY                                                          STATE OF INCORPORATION
---------------                                                          ----------------------
Tom Luciano's Disposal Service, Inc.                                     New Jersey
Total Solid Waste Recyclers, Inc.                                        New Jersey
Tricil (N.Y.), Inc.                                                      New York
Tri-State Recycling Services, Inc.                                       Illinois
Tri-State Refuse Corporation                                             Arizona
Trottown Transfer, Inc.                                                  New York
United Disposal Service, Inc.                                            Oregon
United Waste Control Corp.                                               Washington
Upper Rock Island County Landfill, Inc.                                  Illinois
USA Waste of Illinois, Inc.                                              Illinois
Valley Landfills, Inc.                                                   Oregon
VHG, Inc.                                                                Minnesota
Vining Disposal Service, Inc.                                            Massachusetts
Warner Hill Development Company                                          Delaware
Waste Associates, Inc.                                                   Washington
Waste Control Systems, Inc.                                              Oregon
Wastehaul, Inc.                                                          Indiana
Waste Services of New York, Inc.                                         New York
Wayne County Landfill IL, Inc.                                           Delaware
WDTR, Inc.                                                               Oregon
WJR Environmental, Inc.                                                  Washington
Willamette Resources, Inc,.                                              Oregon
Williams County Landfill, Inc.                                           Ohio
Woodlake Sanitary Service, Inc.                                          Minnesota

                           LIMITED LIABILITY COMPANIES

NAME OF COMPANY                                                          STATE OF FORMATION
---------------                                                          ------------------
Allied Gas Recovery Systems, L.L.C.                                      Delaware
Allied Services, LLC                                                     Delaware
Allied Transfer Systems of New Jersey, LLC                               New Jersey
Allied Waste of New Jersey-New York, LLC                                 Delaware
Allied Waste Sycamore Landfill, LLC                                      Delaware
Allied Waste Systems of New Jersey, LLC                                  New Jersey
Anderson Regional Landfill, LLC                                          Delaware
Anson County Landfill NC, LLC                                            Delaware
AWIN Leasing II, LLC                                                     Ohio
BFI Transfer Systems of Alabama, LLC                                     Delaware
BFI Transfer Systems of DC, LLC                                          Delaware
BFI Transfer Systems of Georgia, LLC                                     Delaware
BFI Transfer Systems of Maryland, LLC                                    Delaware
BFI Transfer Systems of Massachusetts, LLC                               Massachusetts
BFI Transfer Systems of Mississippi, LLC                                 Delaware
BFI Transfer Systems of Pennsylvania, LLC                                Pennsylvania
BFI Transfer Systems of Virginia, LLC                                    Delaware
BFI Waste Services, LLC                                                  Delaware
BFI Waste Services of Massachusetts, LLC                                 Massachusetts
BFI Waste Services of Pennsylvania, LLC                                  Pennsylvania
BFI Waste Services of Tennessee, LLC                                     Delaware
BFI Waste Systems of Alabama, LLC                                        Delaware
BFI Waste Systems of Arkansas, LLC                                       Delaware
BFI Waste Systems of Georgia, LLC                                        Delaware
BFI Waste Systems of Kentucky, LLC                                       Delaware
BFI Waste Systems of Louisiana, LLC                                      Delaware
BFI Waste Systems of Massachusetts, LLC                                  Massachusetts
BFI Waste Systems of Mississippi, LLC                                    Delaware
BFI Waste Systems of Missouri, LLC                                       Delaware
BFI Waste Systems of North Carolina, LLC                                 Delaware
BFI Waste Systems of Oklahoma, LLC                                       Oklahoma
BFI Waste Systems of Pennsylvania, LLC                                   Pennsylvania
BFI Waste Systems of South Carolina, LLC                                 Delaware
BFI Waste Systems of Tennessee, LLC                                      Delaware
BFI Waste Systems of Virginia, LLC                                       Delaware
Bridgeton Landfill, LLC                                                  Delaware
Brundidge Landfill, LLC                                                  Delaware
Brunswick Waste Management Facility, LLC                                 Delaware
Butler County Landfill, LLC                                              Delaware
Chilton Landfill, LLC                                                    Delaware
Courtney Ridge Landfill, LLC                                             Delaware

NAME OF COMPANY                                                          STATE OF FORMATION
---------------                                                          ------------------
D & L Disposal L.L.C.                                                    Delaware
ECDC Environmental, L.C.                                                 Utah
ECDC Logistics, LLC                                                      Delaware
Ellis Scott Landfill MO, LLC                                             Delaware
Envotech-Illinois, L.L.C.                                                Delaware
Evergreen Scavenger Service, L.L.C.                                      Delaware
Flint Hill Road, LLC                                                     South Carolina
Forest View Landfill, LLC                                                Delaware
Frontier Waste Services (Colorado), LLC                                  Colorado
Frontier Waste Services (Utah), LLC                                      Utah
Frontier Waste Services of Louisiana L.L.C                               Louisiana
General Refuse Service of Ohio, LLC                                      Ohio
Great Plains Landfill OK, LLC                                            Delaware
Greenridge Reclamation, LLC                                              Pennsylvania
Greenridge Waste Services, LLC                                           Pennsylvania
Jefferson City Landfill, LLC                                             Delaware
Lee County Landfill SC, LLC                                              Delaware
Lemons Landfill, LLC                                                     Delaware
Liberty Waste Services Limited, L.L.C.                                   Delaware
Liberty Waste Services of Illinois, L.L.C.                               Illinois
Liberty Waste Services of McCook, L.L.C.                                 Delaware
Local Sanitation of Rowan County, L.L.C.                                 Delaware
Metro Enviro Transfer, LLC                                               Delaware
New York Waste Services, LLC                                             Delaware
Northeast Landfill, LLC                                                  Delaware
Oklahoma City Landfill, LLC                                              Oklahoma
Packerton Land Company, L.L.C.                                           Delaware
Pinecrest Landfill OK, LLC                                               Delaware
Polk County Landfill, LLC                                                Delaware
Sand Valley Holdings, L.L.C.                                             Delaware
Show-Me Landfill, LLC                                                    Delaware
Southeast Landfill, LLC                                                  Delaware
Total Roll-Offs, L.L.C.                                                  Texas
Webster Parish Landfill, L.L.C.                                          Delaware
Willow Ridge Landfill, LLC                                               Delaware

                                  PARTNERSHIPS

NAME OF COMPANY                                                          STATE OF FORMATION
---------------                                                          ------------------
BFI Transfer Systems of Texas, LP                                        Delaware
BFI Waste Services of Indiana, LP                                        Delaware
BFI Waste Services of Texas, LP                                          Delaware
BFI Waste Systems of Indiana, LP                                         Delaware
BFI Waste Systems of Texas, LP                                           Delaware
Blue Ridge Landfill General Partnership                                  Kentucky
Brenham Total Roll-Offs, LP                                              Delaware
Camelot Landfill TX, LP                                                  Delaware
County Line Landfill Partnership                                         Indiana
Crow Landfill TX L.P.                                                    Delaware
Ellis County Landfill TX, L.P.                                           Delaware
Fort Worth Landfill TX, LP                                               Delaware
Frontier Waste Services, L.P.                                            Texas
Green Valley Landfill General Partnership                                Kentucky
Greenwood Landfill TX, LP                                                Delaware
Houston Towers TX, LP                                                    Delaware
Illiana Disposal Partnership                                             Indiana
Jones Road Landfill and Recycling, Ltd.                                  Florida
Key Waste Indiana Partnership                                            Indiana
Lake County C & D Development Partnership                                Indiana
Mars Road TX, LP                                                         Delaware
Mesquite Landfill TX, LP                                                 Delaware
Moorhead Landfill General Partnership                                    Kentucky
Newton County Landfill Partnership                                       Indiana
Panama Road Landfill TX, L.P.                                            Delaware
Paper Fibres Company                                                     Washington
Pinehill Landfill TX, LP                                                 Delaware
Pleasant Oaks Landfill TX, LP                                            Delaware
Rabanco Companies                                                        Washington
Recycle Seattle II                                                       Washington
Regional Disposal Company                                                Washington
Royal Oaks Landfill TX, LP                                               Delaware
Springfield Environmental General Partnership                            Indiana
Turkey Creek Landfill TX, LP                                             Delaware
U.S. Disposal II                                                         Washington

                            SCHEDULE B: SUBSIDIARIES

                               DOMESTIC COMPANIES

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
AAWI, Inc.                                                               Texas
Action Disposal Inc.                                                     Texas
Adrian Landfill, Inc.                                                    Michigan
ADS, Inc.                                                                Oklahoma
ADS of Illinois, Inc.                                                    Illinois
Agri-tech, Inc. of Oregon                                                Oregon
Alabama Recycling Services, Inc.                                         Alabama
Albany-Lebanon Sanitation, Inc.                                          Oregon
Alaska Street Associates, Inc.                                           Washington
Allied Acquisition Pennsylvania, Inc.                                    Pennsylvania
Allied Acquisition Two, Inc.                                             Massachusetts
Allied Enviro Engineering, Inc.                                          Texas
Allied Enviroengineering, Inc.                                           Delaware
Allied Gas Recovery Systems, L.L.C.                                      Delaware
Allied Nova Scotia, Inc.                                                 Delaware
Allied Services, LLC                                                     Delaware
Allied Transfer Systems of New Jersey, LLC                               New Jersey
Allied Waste Alabama, Inc.                                               Delaware
Allied Waste Company, Inc.                                               Delaware
Allied Waste Hauling of Georgia, Inc.                                    Georgia
Allied Waste Holdings (Canada) Ltd.                                      Delaware
Allied Waste Industries (Arizona), Inc.                                  Arizona
Allied Waste Industries (New Mexico), Inc.                               New Mexico
Allied Waste Industries (Southwest), Inc.                                Arizona
Allied Waste Industries of Georgia, Inc.                                 Georgia
Allied Waste Industries of Illinois, Inc.                                Illinois
Allied Waste Industries of Northwest Indiana, Inc.                       Indiana
Allied Waste Industries of Tennessee, Inc.                               Tennessee
Allied Waste Landfill Holdings, Inc.                                     Delaware
Allied Waste of California, Inc.                                         California
Allied Waste of Long Island, Inc.                                        New York
Allied Waste of New Jersey, Inc.                                         New Jersey
Allied Waste of New Jersey-New York, LLC                                 Delaware
Allied Waste Rural Sanitation, Inc.                                      Delaware
Allied Waste Services, Inc.                                              Texas
Allied Waste Sycamore Landfill, LLC                                      Delaware
Allied Waste Systems Holdings, Inc.                                      Delaware
Allied Waste Systems, Inc.                                               Delaware
Allied Waste Systems of New Jersey, LLC                                  New Jersey
Allied Waste Systems (Texas), Inc.                                       Texas

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Allied Waste Transportation, Inc.                                        Delaware
American Disposal Services, Inc.                                         Delaware
American Disposal Services of Illinois, Inc.                             Delaware
American Disposal Services of Kansas, Inc.                               Kansas
American Disposal Services of Missouri, Inc.                             Oklahoma
American Disposal Services of New Jersey, Inc.                           Delaware
American Disposal Services of West Virginia, Inc.                        Delaware
American Disposal Transfer Services of Illinois, Inc.                    Delaware
American Materials Recycling Corp.                                       New Jersey
American Sanitation, Inc.                                                Idaho
American Transfer Company, Inc.                                          New York
Anderson Regional Landfill, LLC                                          Delaware
Anson County Landfill NC, LLC                                            Delaware
Apache Junction Landfill Corporation                                     Arizona
Area Disposal Inc.                                                       Illinois
Attwoods of North America, Inc.                                          Delaware
Automated Modular Systems, Inc.                                          New Jersey
Autoshred, Inc.                                                          Missouri
AWIN Leasing Company, Inc.                                               Delaware
AWIN Leasing II, LLC                                                     Ohio
AWIN Management, Inc.                                                    Delaware
Belleville Landfill, Inc.                                                Missouri
BFI Atlantic, Inc.                                                       Delaware
BFI Energy Systems of Albany, Inc.                                       Delaware
BFI Energy Systems of Boston, Inc.                                       Masssachusetts
BFI Energy Systems of Delaware County, Inc.                              Delaware
BFI Energy Systems of Essex County, Inc,                                 New Jersey
BFI Energy Systems of Hempstead, Inc.                                    Delaware
BFI Energy Systems of Niagara, Inc.                                      Delaware
BFI Energy Systems of Niagara II, Inc.                                   Delaware
BFI Energy Systems of  Plymouth, Inc.                                    Delaware
BFI Energy Systems of SEMASS, Inc.                                       Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.                     Delaware
BFI International, Inc.                                                  Delaware
BFI Ref-Fuel, Inc.                                                       Delaware
BFI Services Group, Inc.                                                 California
BFI Trans River (GP), Inc.                                               Delaware
BFI Trans River (LP), Inc.                                               Delaware
BFI Transfer Systems of Alabama, LLC                                     Delaware
BFI Transfer Systems of DC, LLC                                          Delaware
BFI Transfer Systems of Georgia, LLC                                     Delaware
BFI Transfer Systems of Maryland, LLC                                    Delaware
BFI Transfer Systems of Massachusetts, LLC                               Massachusetts

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
BFI Transfer Systems of Mississippi, LLC                                 Delaware
BFI Transfer Systems of New Jersey, Inc.                                 New Jersey
BFI Transfer Systems of Pennsylvania, LLC                                Pennsylvania
BFI Transfer Systems of Texas, LLC                                       Texas
BFI Transfer Systems of Virginia, LLC                                    Delaware
BFI Waste Services, LLC                                                  Delaware
BFI Waste Services of Indiana, LLC                                       Delaware
BFI Waste Services of Massachusetts, LLC                                 Massachusetts
BFI Waste Services of Pennsylvania, LLC                                  Pennsylvania
BFI Waste Services of Tennessee, LLC                                     Delaware
BFI Waste Services of Texas, LLC                                         Delaware
BFI Waste Systems of Alabama, LLC                                        Delaware
BFI Waste Systems of Arkansas, LLC                                       Delaware
BFI Waste Systems of Georgia, LLC                                        Delaware
BFI Waste Systems of Indiana, LLC                                        Delaware
BFI Waste Systems of Kentucky, LLC                                       Delaware
BFI Waste Systems of Louisiana, LLC                                      Delaware
BFI Waste Systems of Massachusetts, LLC                                  Massachusetts
BFI Waste Systems of Mississippi, LLC                                    Delaware
BFI Waste Systems of Missouri, LLC                                       Delaware
BFI Waste Systems of New Jersey, Inc.                                    New Jersey
BFI Waste Systems of North America, Inc.                                 Delaware
BFI Waste Systems of North Carolina, LLC                                 Delaware
BFI Waste Systems of Oklahoma, LLC                                       Oklahoma
BFI Waste Systems of Pennsylvania, LLC                                   Pennsylvania
BFI Waste Systems of South Carolina, LLC                                 Delaware
BFI Waste Systems of Texas, LLC                                          Delaware
BFI Waste Systems of Tennessee, LLC                                      Delaware
BFI Waste Systems of Virginia, LLC                                       Delaware
Bio-Med of Oregon, Inc.                                                  Oregon
Blue Ridge Landfill General Partnership                                  Kentucky
Borrego Landfill, Inc.                                                   California
Brenham Total Roll-Offs, LP                                              Delaware
Brickyard Disposal & Recycling, Inc.                                     Illinois
Bridgeton Landfill, LLC                                                  Delaware
Browning-Ferris Financial Services, Inc.                                 Delaware
Browning-Ferris, Inc.                                                    Maryland
Browning-Ferris Industries Asia Pacific, Inc.                            Delaware
Browning-Ferris Industries Chemical Services, Inc.                       Nevada
Browning-Ferris Industries Europe, Inc.                                  Delaware
Browning-Ferris Industries, Inc.                                         Delaware
Browning-Ferris Industries, Inc.                                         Massachusetts
Browning-Ferris Industries of California, Inc.                           California

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Browning-Ferris Industries of Florida, Inc.                              Delaware
Browning-Ferris Industries of Illinois, Inc.                             Delaware
Browning-Ferris Industries of New Jersey, Inc.                           New Jersey
Browning-Ferris Industries of New York, Inc.                             New York
Browning-Ferris Industries of Ohio, Inc.                                 Delaware
Browning-Ferris Industries of Tennessee, Inc.                            Tennessee
Browning-Ferris Services, Inc.                                           Delaware
Brundidge Landfill, LLC                                                  Delaware
Brunswick Waste Management Facility, LLC                                 Delaware
Bunting Trash Service, Inc.                                              Colorado
Butler County Landfill, LLC                                              Delaware
Camelot Landfill TX, LP                                                  Delaware
Capitol Recycling and Disposal, Inc.                                     Oregon
C.C. Boyce & Sons, Inc.                                                  New York
CC Landfill, Inc.                                                        Delaware
CCAI, Inc.                                                               Washington
CDF Consolidated Corporation                                             Illinois
CECOS International, Inc.                                                New York
Celina Landfill, Inc.                                                    Ohio
Central Sanitary Landfill, Inc.                                          Michigan
Chambers Development of North Carolina, Inc.                             North Carolina
Champion Recycling, Inc.                                                 New York
Charter Evaporation Resource Recovery Systems                            California
Cherokee Run Landfill, Inc.                                              Ohio
Chestnut Equipment Leasing Corp.                                         New York
Chilton Landfill, LLC                                                    Delaware
Citizens Disposal, Inc.                                                  Michigan
City-Star Services, Inc.                                                 Michigan
City Garbage, Inc.                                                       Texas
Clarkston Disposal, Inc.                                                 Michigan
Cocopah Landfill, Inc.                                                   Delaware
Consolidated Processing, Inc.                                            Illinois
Containerized Inc. of Texas                                              Texas
Cooper Mountain Landfill, Inc.                                           Delaware
Corvallis Disposal Co.                                                   Oregon
County Disposal , Inc.                                                   Delaware
County Disposal (Ohio), Inc.                                             Delaware
County Landfill, Inc.                                                    Delaware
County Line Landfill Partnership                                         Indiana
Courtney Ridge Landfill, LLC                                             Delaware
Crow Landfill TX L.P.                                                    Delaware
D & D Garage Services, Inc.                                              Illinois
D&L Disposal L.L.C.                                                      Delaware

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Dallas Disposal Co.                                                      Oregon
Delta Container Corporation                                              California
Delta Dade Recycling Corp.                                               Florida
Delta Paper Stock Co.                                                    California
Delta Recycling Corp.                                                    Florida
Delta Resources Corp.                                                    Florida
Delta Site Development Corp.                                             Florida
Delta Tall Pines Corp.                                                   Florida
Delta Transfer Corp.                                                     Florida
Delta Waste Corp.                                                        Florida
Dempsey Waste Systems II, Inc.                                           Ohio
Denver RL North, Inc.                                                    Colorado
Dinverno, Inc.                                                           Michigan
Dowling Industries, Inc.                                                 New York
E Leasing Company, LLC                                                   Delaware
ECDC Environmental of Humbolt County, Inc.                               Delaware
ECDC Environmental, L.C.                                                 Utah
ECDC Holdings, Inc.                                                      Delaware
ECDC Logistics, LLC                                                      Delaware
Elder Creek Transfer & Recovery, Inc.                                    California
Ellis County Landfill TX, L.P.                                           Delaware
Ellis Scott Landfill MO, LLC                                             Delaware
Environmental Development Corp.                                          Delaware
Environmental Reclamation Company                                        Illinois
Envotech-Illinois, L.L.C.                                                Delaware
Environtech, Inc.                                                        Delaware
EOS Environmental, Inc.                                                  Texas
Evergreen Scavenger, Service, Inc.                                       Delaware
Evergreen Scavenger Service. L.L.C.                                      Delaware
Flint Hill Road, LLC                                                     South Carolina
F. P. McNamara Rubbish Removal, Inc.                                     Massachusetts
Forest View Landfill, LLC                                                Delaware
Fort Worth Landfill TX, LP                                               Delaware
Forward, Inc.                                                            California
Fred Barbara Trucking Co., Inc.                                          Illinois
Frontier Waste Services, L.P.                                            Texas
Frontier Waste Services (Colorado), LLC                                  Colorado
Frontier Waste Services (Utah), LLC                                      Utah
Frontier Waste Services of Louisiana L.L.C                               Louisiana
General Refuse Service of Ohio, LLC                                      Ohio
G. Van Dyken Disposal Inc.                                               Michigan
Garofalo Brothers, Inc.                                                  New Jersey
Garofalo Recycling and Transfer Station Co., Inc.                        New Jersey

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
GEK, Inc.                                                                Alabama
General Refuse Rolloff Corp.                                             Delaware
Giordano Recycling Corp.                                                 New Jersey
Global Indemnity Assurance Company                                       Vermont
Golden Waste Disposal, Inc.                                              Georgia
Grants Pass Sanitation, Inc.                                             Oregon
Great Lakes Disposal Services, Inc.                                      Delaware
Great Plains Landfill OK, LLC                                            Delaware
Green Valley Landfill General Partnership                                Kentucky
Greenridge Reclamation, LLC                                              Pennsylvania
Greenridge Waste Services, LLC                                           Pennsylvania
Greenwood Landfill TX, LP                                                Delaware
Gulfcoast Waste Service, Inc.                                            Florida
H. Leasing Company, LLC                                                  Delaware
Harland's Sanitary Landfill, Inc.                                        Michigan
Houston Towers TX, LP                                                    Delaware
Illiana Disposal Partnership                                             Indiana
Illinois Landfill, Inc.                                                  Illinois
Illinois Recycling Services, Inc.                                        Illinois
Imperial Landfill, Inc.                                                  California
Independent Trucking Company                                             California
Ingrum Waste Disposal, Inc.                                              Illinois
International Disposal Corp. of California                               California
Jefferson City Landfill, LLC                                             Delaware
Jetter Disposal, Inc.                                                    Iowa
Joe Di Rese & Sons, Inc.                                                 New Jersey
Jones Road Landfill and Recycling, Ltd.                                  Florida
La Canada Disposal Company, Inc.
Kankeekee RDF Landfill, Inc.                                             Delaware
Keller Canyon Landfill Company                                           California
Keller Drop Box, Inc.                                                    Oregon
Key Waste Indiana Partnership                                            Indiana
Lake County C & D Development Partnership                                Indiana
Lake Norman Landfill, Inc.                                               North Carolina
Lathrop Sunrise Sanitation Corporation                                   California
Lee County Landfill SC, LLC                                              Delaware
Lee County Landfill, Inc.                                                Illinois
Lemons Landfill, LLC                                                     Delaware
Liberty Waste Holdings, Inc.                                             Delaware
Liberty Waste Services Limited, L.L.C.                                   Delaware
Liberty Waste Services of Illinois, L.L.C.                               Illinois
Liberty Waste Services of McCook, L.L.C.                                 Delaware
Local Sanitation of Rowan County, L.L.C.                                 Delaware

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Loop Recycling, Inc.                                                     Illinois
Loop Transfer, Incorporated                                              Illinois
Louis Pinto & Son, Inc., Sanitation Contractors                          New Jersey
Macomb Landfill, Inc.                                                    Delaware
Mamaroneck Truck Repair, Inc.                                            New York
Manunit of Florida, Inc.                                                 Florida
McInnis Waste Systems, Inc.                                              Oregon
Mars Road TX, LP                                                         Delaware
Medical Disposal Services, Inc.                                          Illinois
Mesa Disposal, Inc.                                                      Arizona
Mesquite Landfill TX, LP                                                 Delaware
Metro Enviro Transfer, LLC                                               Delaware
Mississippi Waste Paper Company                                          Mississippi
MIS Associates, Inc.                                                     Washington
Moorhead Landfill General Partnership                                    Kentucky
Mountain Home Disposal, Inc.                                             Delaware
N Leasing Company, LLC                                                   Delaware
NationsWaste Catawba Regional Landfill, Inc.                             South Carolina
NationsWaste, Inc.                                                       Delaware
Ncorp, Inc.                                                              Delaware
New Jersey Republic Contracts, Inc.                                      New Jersey
New Morgan Landfill Company, Inc.                                        Pennsylvania
New York Waste Services, LLC                                             Delaware
Newco Waste Systems of New Jersey, Inc.                                  New Jersey
Newton County Landfill Partnership                                       Indiana
Noble Road Landfill, Inc.                                                Ohio
Northeast Landfill, LLC                                                  Delaware
Northeast Sanitary Landfill, Inc.                                        South Carolina
Northwest Waste Industries, Inc.                                         Washington
Oakland Heights Development, Inc.                                        Michigan
Oklahoma City Landfill, LLC                                              Oklahoma
Omaha Hauling Company, LLC                                               Delaware
Organized Sanitary Collectors and Recyclers, Inc.                        Nebraska
Oscar's Collection System of Fremont, Inc.                               Nebraska
Otay Landfill, Inc.                                                      California
Ottawa County Landfill, Inc.                                             Delaware
Packerton Land Company, LLC                                              Delaware
Palomar Transfer Station, Inc.                                           California
Panama Road Landfill TX, L.P.                                            Delaware
Paper Fibers Company                                                     Washington
Paper Fibers, Inc.                                                       Washington
Paper Recycling Systems, Inc.                                            New York
Peltier Real Estate Company                                              Oregon

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Pinal County Landfill Corp.                                              Arizona
Pinecrest Landfill OK, LLC                                               Delaware
Pinehill Landfill TX, LP                                                 Delaware
Pittsburg County Landfill, Inc.                                          Oklahoma
Pleasant Oaks Landfill TX, LP                                            Delaware
Polk County Landfill, LLC                                                Delaware
Portable Storage, Inc.                                                   Oregon
Prime Carting, Inc.                                                      New York
PSI Waste Systems, Inc.                                                  Idaho
R. 18, Inc.                                                              Illinois
Rabanco Companies                                                        Washington
Rabanco Connections International, Inc.                                  Washington
Rabanco Intermodal/B.C., Inc.                                            Washington
Rabanco, Ltd.                                                            Washington
Rabanco Recycling, Inc.                                                  Washington
Rabanco Regional Landfill Company                                        Washington
Ramona Landfill, Inc.                                                    California
RCS, Inc.                                                                Illinois
R.C. Miller Enterprises, Inc.                                            Ohio
R.C. Miller Refuse Service, Inc.                                         Ohio
Recycle Seattle II                                                       Washington
Recycling Associates Inc.                                                New York
Recycling Industries Corp.                                               New York
Regional Disposal Company                                                Washington
Resource Recovery, Inc.                                                  Kansas
Risk Services, Inc.                                                      Delaware
Ross Bros. Waste & Recycling Co.                                         Ohio
Rossman Sanitary Service, Inc.                                           Oregon
Roxana Landfill, Inc.                                                    Illinois
Royal Oaks Landfill TX, LP                                               Delaware
S & L, Inc.                                                              Washington
S & S Recycling, Inc.                                                    Georgia
S Leasing Company, LLC                                                   Delaware
Saguaro National Insurance Company                                       Vermont
Saline County Landfill, Inc.                                             Illinois
San Marcos NCRRF, Inc.                                                   California
Sand Valley Holdings, L.L.C.                                             Delaware
Sangamon Valley Landfill, Inc.                                           Delaware
Sanitary Disposal Service, Inc.                                          Michigan
Sauk Trail Development, Inc.                                             Michigan
Seattle Disposal Company, Inc.                                           Washington
Selas Enterprises LTD                                                    New York
Show-Me Landfill, LLC                                                    Delaware

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Shred-All Recycling Systems, Inc.                                        Illinois
Source Recycling, Inc.                                                   Oregon
Southeast Landfill, LLC                                                  Delaware
Southwest Regional Landfill, Inc.                                        Missouri
Southwest Waste, Inc.                                                    Missouri
Springfield Environmental General Partnership                            Indiana
SSWI, Inc.                                                               Washington
Standard Disposal Services, Inc.                                         Michigan
Standard Environmental Services, Inc.                                    Michigan
Standard Waste, Inc.                                                     Delaware
Star Services Group, Inc.                                                Florida
Streator Area Landfill, Inc.                                             Illinois
Suburban Carting Corp.                                                   New York
Suburban Transfer, Inc.                                                  Illinois
Suburban Warehouse, Inc.                                                 Illinois
Summit Waste Systems, Inc.                                               Arizona
Sunrise Sanitation Service, Inc.                                         California
Sunset Disposal, Inc.                                                    Kansas
Sunset Disposal Service Inc.                                             California
Super Services Waste Management, Inc.                                    Arizona
Sycamore Landfill, Inc.                                                  California
Tate's Transfer Systems, Inc.                                            Missouri
Taylor Ridge Landfill, Inc.                                              Delaware
Tennessee Union County Landfill, Inc.                                    Delaware
The Ecology Group, Inc.                                                  Ohio
Tom Luciano's Disposal Service, Inc.                                     New Jersey
Total Solid Waste Recyclers, Inc.                                        New Jersey
Total Roll-Offs, L.L.C.                                                  Texas
Tricil (N.Y.), Inc.                                                      New York
Tri-State Recycling Services, Inc.                                       Illinois
Tri-State Refuse Corporation                                             Arizona
Trottown Transfer, Inc.                                                  New York
Turkey Creek Landfill TX, LP                                             Delaware
United Disposal Service, Inc.                                            Oregon
United Waste Control Corp.                                               Washington
Upper Rock Island County Landfill, Inc.                                  Illinois
U.S. Disposal II                                                         Washington
USA Waste of Illinois, Inc.                                              Illinois
Valley Landfills, Inc.                                                   Oregon
VHG, Inc.                                                                Minnesota
Vining Disposal Service, Inc.                                            Massachusetts
Warner Hill Development Company                                          Delaware
Waste Associates, Inc.                                                   Washington

NAME OF COMPANY                                                          STATE OF INCORPORATION/FORMATION
---------------                                                          --------------------------------
Waste Control Systems, Inc.                                              Oregon
Wastehaul, Inc.                                                          Indiana
Waste Services of New York, Inc.                                         New York
Wayne County Landfill IL, Inc.                                           Delaware
WDTR, Inc.                                                               Oregon
Webster Parish Landfill, L.L.C.                                          Delaware
WJR Environmental, Inc.                                                  Washington
Willamette Resources, Inc.                                               Oregon
Williams County Landfill, Inc.                                           Ohio
Willow Ridge Landfill, LLC                                               Delaware
Woodlake Sanitary Service, Inc.                                          Minnesota

                            INTERNATIONAL COMPANIES

                                                                         PLACE OF
NAME OF COMPANY                                                          ORGANIZATION
---------------                                                          ------------
3003304 Nova Scotia Company                                              Canada
572060 B.C. Ltd.                                                         British Columbia
Al-Mulla Environmental Systems W.L.L.                                    Kuwait
Attwoods Holdings GmbH                                                   Germany
Attwoods Umweltschutz GmbH                                               Germany
BFI Argentina, S.A.                                                      Argentina
BFI Atlantic GmbH                                                        Germany
BFI Chile Ltda.                                                          Chile
BFI Energie Inc.                                                         Quebec
BFI of Ponce, Inc.                                                       Puerto Rico
BFI Umwelttechnik GmbH                                                   Austria
Browning-Ferris Industries Argentina, S.A.
Browning-Ferris Industries de Mexico, S.A. de C.V.                       Mexico
Browning-Ferris Industries Ltd.                                          Ontario, Canada
Broning-Ferris Industries of Puerto Rico., Inc.                          Puerto Rico
Commercial Reassurance Limited                                           Ireland
Eastern Disposal, Inc.                                                   Quebec
Environmental Development Corp.                                          Puerto Rico
Mirror Nova Scotia Limited                                               Quebec
Omega Holdings GmbH                                                      Germany
Ref-Fuel Canada Ltd.                                                     Ontario
Usine de Triage Lachenaie Inc.                                           Quebec

                                   SCHEDULE C


                                                                  Principal
                                                                  Amount of
Initial Purchaser                                               Series A Notes
J.P. Morgan Securities Inc................................      $262,500,000

Salomon Smith Barney Inc..................................       225,000,000

Credit Suisse First Boston Corporation....................        63,750,000

Deutsche Banc Alex. Brown Inc.............................        52,500,000

Lehman Brothers Inc.......................................        22,500,000

UBS Warburg LLC...........................................        22,500,000

ABN AMRO Incorporated.....................................        18,750,000

Banc One Capital Markets Inc..............................        18,750,000

Scotia Capital (USA) Inc..................................        18,750,000

Credit Lyonnais Securities (USA) Inc......................        15,000,000

First Union Securities, Inc...............................        15,000,000

Fleet Securities, Inc.....................................        15,000,000

                  Total...................................      $750,000,000
                                                                ============

                                    EXHIBIT A

                       FORM OF OPINION OF LATHAM & WATKINS

                  (i) each of the Company, Allied and its subsidiaries identified on Schedule A attached hereto with an asterisk ("*") (Allied and each such other Guarantor, an "IDENTIFIED GUARANTOR"), is a corporation, and is validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and to conduct its business as described in the Offering Memorandum (such counsel being entitled to rely in respect of the opinion in this clause upon a certificate(s) of public officials and opinions of local counsel, and in respect of matter of fact upon certificates of officers of the Company or the Identified Guarantors, as the case may be);

                  (ii) the execution, delivery and performance of the Series A Notes have been duly authorized by the Company, and when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Series A Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (iii) the Guarantees of each of the Identified Guarantors included in the Indenture have been duly authorized by each of the Identified Guarantors and will, when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, be the legally valid and binding obligation of each of the Identified Guarantors, enforceable against each of them in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (iv) assuming that (A) each of the Guarantors other than the Identified Guarantors (the "OTHER GUARANTORS") is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Guarantees and (C) each of the Guarantees of the Other Guarantors has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, and when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase

Agreement, each of the Guarantees of the Other Guarantors endorsed thereon will be the legally valid and binding obligation of each of the Other Guarantors, enforceable against each of them in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (v) the Indenture has been duly authorized by the Company and each of the Identified Guarantors, and the Indenture has been duly executed and delivered by the Company and each of the Identified Guarantors;

                  (vi) the Indenture is the legally valid and binding agreement of the Company and each of the Identified Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and
(y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (vii) assuming that (A) each of the Other Guarantors is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Indenture and (C) the Indenture has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Indenture is the legally valid and binding agreement of each of the Other Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (viii) the execution, delivery and performance of the Purchase Agreement has been duly authorized by all necessary corporate action of the Company and the Identified Guarantors, and the Purchase Agreement has been duly executed and delivered by the Company and the Identified Guarantors;

                  (ix) the Registration Rights Agreement has been duly authorized by the Company and each of the Identified Guarantors and the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Identified Guarantors;

                  (x) the Registration Rights Agreement is the legally valid and binding agreement of the Company and each of the Identified Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally,
(y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                  (xi) assuming that (A) each of the Other Guarantors is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement and (C) the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Registration Rights Agreement is the legally valid and binding agreement of each of the Other Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally,
(y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                  (xii) the execution, delivery and performance of the Series B Notes have been duly authorized by the Company, and when the Series B Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture the Registration Rights Agreement and the Exchange Offer, the Series B Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (xiii) the Notes, the Guarantees and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum under the caption "Description of Notes," in each case insofar as such statements are summaries of legal matters;

                  (xiv) the statements in the Offering Memorandum under the caption "Certain United States Federal Tax Consequences," insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects;

                  (xv) the execution and delivery of the Purchase Agreement, the Notes, the Guarantees, the Indenture and the Registration Rights Agreement and the issuance and sale of the Notes by the Company and the Identified Guarantors pursuant to the Purchase Agreement will not:

                  (a) violate the Company's or the Identified Guarantors' charter, bylaws or comparable governing documents;

                  (b) result in the breach of, a conflict with, a violation of or a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which Allied or any of its subsidiaries is party or by which Allied or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (this opinion being limited to (x) those agreements which have been identified to us in an Officer's Certificate of the Company as being the agreements to which the Company, Allied or any of the Company's subsidiaries is party, or to which any of their respective businesses or assets is subject, that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express any opinion with respect to any such conflict, breach or violation not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement not so identified or arising under or based upon any covenant of a financial or numerical nature or requiring computations);

                  (c) violate any federal or State of New York statute, rule or regulation applicable to the Company or any Identified Guarantor or the Delaware General Corporation Law (the "DGCL"), and any order of any court binding upon the Company or any Identified Guarantor (this opinion being limited to (x) those orders, judgments and decrees which have been identified to us in an Officer's Certificate of the Company as being all of the orders, judgments and decrees that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express an opinion with respect to any such violation not readily ascertainable from the face of any such court order);

                  (d) require any consents, approvals, authorizations, registrations, declarations or filings by the Company or any Identified Guarantor under the federal or State of New York statute, rule or regulation applicable to the Company or any Identified Guarantor or the DGCL (except such as may be required under the securities or Blue Sky laws of the states);

                  (xvi) neither the Company nor any Identified Guarantor is and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xvii) it is not necessary in connection with the Company's offer, sale and delivery of the Series A Notes to the Initial Purchasers pursuant to the Purchase Agreement or the initial resale of the Series A Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Series A Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended. Such counsel does not need to express any opinion, however, as to when or under what circumstances any Series A Notes initially sold by the Initial Purchasers may be reoffered or resold.

                  (xviii) the Shared Collateral Agreements have been duly authorized by the Company, Browning-Ferris Industries, Inc. ("BFI") and each of the Company's subsidiaries that is a party thereto (each a "GRANTOR SUBSIDIARY") that is also an Identified Guarantor (collectively, the "IDENTIFIED GRANTOR SUBSIDIARIES"), and upon execution and delivery by the Company and Allied of the Amendment (assuming due execution and delivery by each of the other parties thereto), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries with respect to the Notes, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements will conform in all material respects to the description thereof in the Offering Memorandum;

                  (xix) the Amendment, together with the Shared Collateral Agreements, when executed and delivered by Allied and the Company(assuming due execution and delivery by each of the other parties thereto), will create a valid security interest in favor of the Collateral Trustee for the benefit of the Holders of the Notes in that portion of the collateral described in Section
2.01 of the Shared Collateral Security Agreement and in that portion of the collateral described in Section 2 of the Shared Collateral Pledge Agreement in which a valid security interest may be created under Article 9 of the UCC of the State of New York (the "COLLATERAL");

                  In addition, such counsel shall state that in the course of the preparation by the Company of the Offering Memorandum, it participated in conferences with officers and other representatives of the Company and Allied, representatives of the independent public accountants for the Company and Allied, and the representatives and counsel for the Initial Purchasers at which the contents of the Offering Memorandum (including the information and documents incorporated by reference therein) and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (or incorporated by reference therein) and has not made any independent check or verification thereof, during the course of such participation, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (including the information and documents incorporated by reference therein), taken as a whole, as of its date and the date hereof, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel express no belief with respect to the financial statements, schedules, other financial data, or exhibits included or incorporated by reference in, or omitted from, the Offering Memorandum.

                                    EXHIBIT B

                      FORM OF OPINION OF STEVEN HELM, ESQ.

                  (i) each of the Company and the Identified Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (ii) all the outstanding shares of capital stock of Allied have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                  (iii) all of the outstanding shares of capital stock of each of Allied's Significant Subsidiaries (including the Company) (as defined in Rule 1-02 of Regulation S-X under the Act) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, free and clear of any Lien except as otherwise disclosed in the Offering Memorandum;

                  (iv) to the best of such counsel's knowledge, after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective properties are or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (v) to the best of such counsel's knowledge, neither Allied nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                  (vi) to the best of such counsel's knowledge, each of Allied and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect; and

                  (vii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.

                                                                       EXHIBIT C


                            AWIN ESCROW COMPANY, INC.

                        ALLIED WASTE NORTH AMERICA, INC.

                 EACH ENTITY LISTED ON SCHEDULE A, AS GUARANTORS


                                  $750,000,000


                          8-1/2% Senior Notes due 2008


                               Purchase Agreement


                                November 27, 2001





                           J.P. MORGAN SECURITIES INC.

                            SALOMON SMITH BARNEY INC.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                         DEUTSCHE BANC ALEX. BROWN INC.

                              LEHMAN BROTHERS INC.

                                 UBS WARBURG LLC

                              ABN AMRO INCORPORATED

                          BANC ONE CAPITAL MARKETS INC.

                            SCOTIA CAPITAL (USA) INC.

                      CREDIT LYONNAIS SECURITIES (USA) INC.

                          FIRST UNION SECURITIES, INC.

                             FLEET SECURITIES, INC.

                    $750,000,000 8-1/2% SENIOR NOTES DUE 2008

                                       OF

                            AWIN ESCROW COMPANY, INC.

                               PURCHASE AGREEMENT


J.P. MORGAN SECURITIES INC.
SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANC ALEX. BROWN INC.
LEHMAN BROTHERS INC.
UBS WARBURG LLC
ABN AMRO INCORPORATED
BANC ONE CAPITAL MARKETS INC.
SCOTIA CAPITAL (USA) INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST UNION SECURITIES, INC.
FLEET SECURITIES, INC.
c/o      J.P. MORGAN SECURITIES INC.
         270 Park Avenue
         New York, New York  10010

Dear Sirs:

                  AWIN Escrow Company, Inc., a Delaware corporation ("AWIN") and a wholly-owned subsidiary of Allied Waste North America, Inc. (the "COMPANY"), proposes to issue and sell to J.P. Morgan Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Lehman Brothers Inc., UBS Warburg LLC, ABN AMRO Incorporated, Banc One Capital Markets Inc., Scotia Capital (USA) Inc., Credit Lyonnais Securities (USA) Inc., First Union Securities, Inc. and Fleet Securities, Inc. (each, an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") $750,000,000 in aggregate principal amount of its 8-1/2% Senior Notes due 2008 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to a Series Supplement (the "SUPPLEMENT"), to be dated as of the Closing Date (as defined below), among AWIN, the Company, the Guarantors and U.S. Bank Trust National Association (the "TRUSTEE"), to an indenture (collectively with the Supplement, the "INDENTURE"), dated December 23, 1998, among the Company, the Guarantors (as defined below) and the Trustee.

                  Concurrently with the sale of the Series A Notes, the Company is seeking to amend its Credit Agreement, dated as of July 21, 1999, as amended on January 25, 2001, among the Company, Allied, the lenders party thereto, The Chase Manhattan Bank, as administrative agent and the collateral trustee to permit it and the Guarantors to incur the debt under the Series A Notes and the Guarantees (as defined herein) and to secure the Series A Notes and the Guarantees with the Collateral (as defined herein) and to revise certain financial covenants to provide greater operating flexibility (the "AMENDMENT"). The Indenture will provide that upon consummation of the Amendment, Allied NA will assume all the obligations of AWIN under the Indenture and Allied Waste Industries, Inc., a Delaware corporation ("ALLIED"), and the other Guarantors will guarantee all obligations under the Series A Notes. Pending the consummation of the Amendment, the gross proceeds from the sale of the Series A Notes will be held in escrow pursuant to an Escrow Agreement, to be dated the Closing Date (the "ESCROW AGREEMENT"). The Amendment and the transactions described above with respect to the Indenture, including the effectiveness of the security for the Series A Notes pursuant to the execution of the Amendment, are collectively referred to as the "TRANSACTIONS."

                  Following the consummation of the Transactions, the Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 8-1/2% Series B Senior Notes due 2008 (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees thereof and (ii) if required, a shelf registration statement for the Series A Notes and the Series B Notes pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENT") relating to the resale by certain holders of the Series A Notes or Series B Notes and to use its reasonable best efforts to cause such Registration Statement to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Series A Notes and the Series B Notes issuable in exchange therefor are collectively referred to herein as the "NOTES." Following the consummation of the Transactions, the Notes will be guaranteed (the "GUARANTEES") by Allied and each of the entities listed on Schedule A hereto (each, including Allied, a "GUARANTOR" and collectively, the "GUARANTORS").

                  Following the consummation of the Transactions, the Notes will be secured by a first priority lien on: (i) all the Capital Stock of all of Browning-Ferris Industries, Inc.'s ("BFI") domestic Restricted Subsidiaries (the "DOMESTIC PLEDGED Stock"); (ii) 65% of the Capital Stock of all of BFI's foreign Restricted Subsidiaries (the "FOREIGN PLEDGED STOCK") and (iii) all tangible and intangible assets (other than real property) currently owned by BFI and all of BFI's domestic Restricted Subsidiaries (collectively, the "ASSETS" and, along with the Domestic Pledged Stock and the Foreign Pledged Stock, the "COLLATERAL"). BFI and its subsidiaries that own the Collateral (the "GRANTOR SUBSIDIARIES") entered into an amendment on January 25, 2001 to the Shared Collateral Pledge Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "SHARED COLLATERAL PLEDGE AGREEMENT"), an amendment on January 25, 2001 to the Shared Collateral Security Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "SHARED COLLATERAL SECURITY AGREEMENT") and an amendment on January 25, 2001 to the Collateral Trust Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (as amended, the "COLLATERAL TRUST

AGREEMENT" and, along with the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement, the "SHARED COLLATERAL AGREEMENTS"). Upon consummation of the Amendment, the Shared Collateral Agreements will provide for the grant by BFI and the Grantor Subsidiaries to the Collateral Trustee for the ratable benefit of the Holders of the Notes of a security interest in the Collateral.

                  This Agreement, the Indenture, the Notes, the Guarantees, the Registration Rights Agreement, the Shared Collateral Agreements and the Escrow Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

1.       OFFERING MEMORANDUM.

                  The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). AWIN has prepared an offering memorandum, dated November 15, 2001 (including any information and documents incorporated by reference therein, the "OFFERING MEMORANDUM"), relating to the Series A Notes and the Guarantees.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS

         NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

2.       AGREEMENTS TO SELL AND PURCHASE.

                  On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, AWIN agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from AWIN the principal amounts of the Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 98.25% of the principal amount thereof (the "PURCHASE PRICE").

3.       TERMS OF OFFERING.

                  The Initial Purchasers have advised AWIN that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes are "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), and (ii) non-U.S. persons (as "U.S. person" is defined in Regulation S under the Act) in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

4.       DELIVERY AND PAYMENT.

                  (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on November 27, 2001 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and AWIN in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "CLOSING DATE."

                  (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "GLOBAL NOTES"), shall be delivered by AWIN to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by AWIN against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of AWIN. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

5.       AGREEMENTS OF AWIN, THE COMPANY AND THE GUARANTORS.

                  Each of AWIN, the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. AWIN, the Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, AWIN, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to AWIN as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, AWIN consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) DURING SUCH PERIOD AS IN THE OPINION OF COUNSEL FOR THE INITIAL PURCHASERS AN OFFERING MEMORANDUM IS REQUIRED BY LAW TO BE DELIVERED IN CONNECTION WITH EXEMPT RESALES BY THE INITIAL PURCHASERS AND IN CONNECTION WITH MARKET-MAKING ACTIVITIES OF THE INITIAL PURCHASERS FOR SO LONG AS ANY SERIES A NOTES ARE OUTSTANDING, (I) NOT TO MAKE ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM OF WHICH THE INITIAL PURCHASERS SHALL NOT PREVIOUSLY HAVE BEEN ADVISED OR TO WHICH THE INITIAL PURCHASERS SHALL REASONABLY OBJECT AFTER BEING SO ADVISED AND (II) TO PREPARE PROMPTLY UPON THE REASONABLE REQUEST OF ANY OF THE INITIAL PURCHASERS, ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM WHICH MAY BE NECESSARY OR ADVISABLE IN CONNECTION WITH SUCH EXEMPT RESALES OR SUCH MARKET-MAKING ACTIVITIES.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that none of AWIN, the Company or the Guarantors shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as any of the Series A Notes remain outstanding and during any period prior to the completion of the Exchange Offer in which AWIN, the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of AWIN, the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to AWIN, the Company and the Guarantors and accountants of AWIN, the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the reasonable fees and disbursements of the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) all other costs and expenses incident to the performance of the obligations of AWIN, the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as specifically provided in this Section, and Sections 8 and 11 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Series A Notes by them, and any advertising expenses connected with any offers they may make.

                  (h) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

                  (i) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of AWIN, the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (j) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of AWIN, the Company or any Guarantors or any warrants, rights or options to purchase or otherwise acquire debt securities of AWIN, the Company or any Guarantors substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

                  (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes or the Guarantees to the Initial Purchasers or to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes or the Guarantees under the Act.

                  (l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.

                  (m) To cause (or, to the extent provided in the Registration Rights Agreement, to use its reasonable best efforts to cause) the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (n) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (o) To use its best efforts to do and perform all things required or necessary to be done and performed (i) under this Agreement by it prior to the Closing Date and (ii) after receipt of the Amendment, to consummate the Transactions, and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF AWIN, THE COMPANY AND THE GUARANTORS.

                  As of the date hereof, each of AWIN, the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to AWIN in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) The documents incorporated by reference into the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (c) Each of Allied and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (d) All outstanding shares of capital stock of AWIN and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (e) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of Allied. All of the outstanding shares of capital stock of each of the subsidiaries of Allied have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), except for Liens (i) to be created in connection with the issuance of the Notes, (ii) as otherwise disclosed in the Offering Memorandum, and (iii) which could not reasonably be expected to have a Material Adverse Effect, and each Subsidiary of the Company (other than Global Indemnity Assurance and Commercial Reassurance Limited) will be a "RESTRICTED SUBSIDIARY" within the meaning of the Indenture.

                  (f) This Agreement has been duly authorized, executed and delivered by AWIN, the Company and each of the Guarantors.

                  (g) The Indenture has been duly authorized by AWIN, the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by AWIN, the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by AWIN, the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of AWIN, the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (h) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by AWIN. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of AWIN, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                  (i) Upon consummation of the Transactions, the Series A Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity).

                  (j) The Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity).

                  (k) The Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, one the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and
(ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Guarantees to be endorsed on the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                  (l) The Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, upon consummation of the Transactions and when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed on the Series B Notes will conform in all material respects to the description thereof in the Offering Memorandum.

                  (m) The Shared Collateral Agreements have been duly authorized by the Company, BFI and the Grantor Subsidiaries, and upon execution and delivery by the Company and Allied of the Amendment (assuming due execution and delivery by each of the other parties thereto), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries with respect to the Notes, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements will conform in all material respects to the description thereof in the Offering Memorandum.

                  (n) the Amendment, together with the Shared Collateral Agreements, when executed and delivered by the Company and Allied (assuming due execution and delivery by each of the other parties thereto), will create a valid security interest in favor of the Collateral Trustee for the benefit of the Holders of the Notes in that portion of the Collateral described in Section
2.01 of the Shared Collateral Security Agreement and in that portion of the collateral described in Section 2 of the Shared Collateral Pledge Agreement in which a valid security interest may be created under Article 9 of the UCC of the State of New York.

                  (o) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally,
(ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (iii) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

                  (p) The Escrow Agreement has been duly authorized by AWIN and the Company and, on the Closing Date, will have been duly executed and delivered by AWIN and the Company. When the Escrow Agreement has been duly executed and delivered, the Escrow Agreement will be a valid and binding agreement of AWIN and the Company, enforceable against each of them in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (iii) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy.

                  (q) The Amendment has been duly authorized by the Company and, upon consummation of the Transactions, will have been executed and delivered.

                  (r) Neither Allied nor any of its subsidiaries is (x) in violation of its respective charter or by-laws or (y) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, which violation or default, in the case of this clause (y), could reasonably be expected to have a Material Adverse Effect.

                  (s) The execution, delivery and performance of this Agreement and the other Operative Documents by AWIN, the Company and each of the Guarantors (to the extent that each is a party thereto), compliance by AWIN, the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby, thereby and by the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Allied or any of its subsidiaries, (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, or, in the case of this clause (iii), which violation or default could reasonably be expected to have a Material Adverse Effect, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Allied, any of its subsidiaries or their respective property, (v) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound which Lien could reasonably be expected to have a Material Adverse Effect, or (vi) result in the termination, suspension or revocation of any Authorization (as defined below) of Allied or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization which termination, suspension or revocation could reasonably be expected to have a Material Adverse Effect.

                  (t) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (u) Except as set forth in the Offering Memorandum, neither Allied nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (v) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (w) Each of Allied and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (x) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Offering Memorandum, are independent public accountants with respect to Allied, as required by the Act and the Exchange Act.

                  (y) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Allied and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (z) None of AWIN, the Company or Allied is, and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, none of them will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (aa) There are no contracts, agreements or understandings between AWIN or the Company or any Guarantor and any person granting such person the right to require AWIN or the Company or such Guarantor to include securities of AWIN or the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.

                  (bb) Neither Allied nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (cc) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (dd) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (ee) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (ff) To the knowledge of the Company, when the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of AWIN, the Company or the Guarantors that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (gg) To the knowledge of the Company, no form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by AWIN, the Company or the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom AWIN, the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes and the Guarantees contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Guarantees have been issued and sold by AWIN, the Company or the Guarantors within the six-month period immediately prior to the date hereof.

                  (hh) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (ii) AWIN, the Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom AWIN, the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                  (jj) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions (it being understood that no representation is made as to the actions of the Initial Purchasers).

                  (kk) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act (it being understood that no representation is made as to the actions of the Initial Purchasers).

                  (ll) No registration under the Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

                  (mm) Each certificate signed by any officer of AWIN, the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by AWIN, the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

                  (nn) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

                  (oo) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Guarantees, or suspends the sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e).

                  AWIN and the Company acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to AWIN, the Company and the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7.       INITIAL PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  Each of the Initial Purchasers, severally and not jointly, represents and warrants to AWIN, the Company and the Guarantors, and agrees that:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (y) in offshore transactions in reliance upon Regulation S under the Act.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are (A) QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the

Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                  (f) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(b)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

"The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (g) Such Initial Purchaser agrees that (i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom; and
(iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

                  (h) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

                  (i) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (j) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  Such Initial Purchaser acknowledges that AWIN, the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to AWIN, the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

8.       INDEMNIFICATION.

                  (a) Each of AWIN, the Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto) or any Rule 144A Information provided by AWIN, the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(f) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

                  (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless each of AWIN, the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) AWIN, the Company or the Guarantors, to the same extent as the foregoing indemnity from AWIN, the Company and the Guarantors to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Offering Memorandum. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Series A Notes and, under the heading "Plan of Distribution," (i) the paragraph related to overallotment, stabilization and syndicate covering transactions (ii) the third paragraph related to the terms of the offering by the Initial Purchasers and (iii) the last paragraph (describing the relationships between the Initial Purchasers and the Company), in the Offering Memorandum constitute the only information furnished in writing by or on behalf of the several Initial Purchasers for inclusion in the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this
Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by J.P. Morgan Securities Inc., in the case of the parties indemnified pursuant to Section 8(a), and by AWIN, the Company and the Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be obligated to indemnify and hold harmless any indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected without the indemnified party's written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by AWIN, the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of AWIN, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by AWIN, the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by AWIN, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in this Agreement. The relative fault of AWIN, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by AWIN, the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  AWIN, the Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

9.       CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS.

                  The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of AWIN, the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended negative change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of AWIN, the Company and the each of the Guarantors, confirming the matters set forth in Sections 9(a) and 9(b) and stating that AWIN, the Company and each of the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                  (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Latham & Watkins, counsel for AWIN, the Company and the Guarantors, to the effect set forth on Exhibit A attached hereto and an opinion of Steven Helm, Vice President and General Counsel of the Company to the effect set forth on Exhibit B attached hereto. In addition, you shall have received opinions (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of counsel to AWIN, the Company and the Guarantors (satisfactory to you and counsel for the Initial Purchasers) as to such matters as you may reasonably request with respect to Guarantors organized outside the states of New York and Delaware which are identified as Significant Subsidiaries (within the meaning of Rule 1-02 of Regulation 5-X under the Act) in an officer's certificate addressed to you and dated the Closing Date.

                  The opinion of Latham & Watkins described in Section 9(e) above shall be rendered to you at the request of AWIN, the Company and the Guarantors and shall so state therein.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Cravath, Swaine & Moore, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (h) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

                  (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture, including all supplements thereto relating to the Series A Notes, which shall have been entered into by AWIN, the Company and the Guarantors and the Trustee (and which shall provide for the assumption of the obligations Series A Notes by the Company and the execution of the Guarantees by the Guarantors).

                  (j) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

                  (k) AWIN, the Company and the Trustee shall have executed the Escrow Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by AWIN and the Trustee.

                  (l) None of AWIN, the Company or the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by AWIN, the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

10.      EFFECTIVENESS OF AGREEMENT AND TERMINATION.

                  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to AWIN if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule C bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and AWIN for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and AWIN. In any such case which does not result in termination of this Agreement, either you or AWIN shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

11.      MISCELLANEOUS.

                  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to AWIN, the Company or any Guarantor, to 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, AZ 85260, (480) 627-2700 and (ii) if to the Initial Purchasers, c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations and warranties of AWIN, the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, AWIN, the Company, any Guarantor, the officers or directors of AWIN, the Company or any Guarantor, or any person controlling AWIN, the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), AWIN, the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, AWIN, the Company and the Guarantors shall be liable for all expenses which they have agreed to pay pursuant to Section 5(g) hereof. AWIN, the Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon AWIN, the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of AWIN, the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among AWIN, the Company, the Guarantors and the Initial Purchasers.


                                       Very truly yours,





                                       AWIN ESCROW COMPANY, INC.


                                       By:
                                            ------------------------------------
                                            Thomas P. Martin
                                            Treasurer




                                       ALLIED WASTE NORTH AMERICA, INC.


                                       By:
                                            ------------------------------------
                                            Thomas P. Martin
                                            Treasurer



                                       ALLIED WASTE INDUSTRIES, INC.


                                       By:
                                            ------------------------------------
                                            Thomas P. Martin
                                            Treasurer



                                       EACH ENTITY LISTED ON SCHEDULE A,
                                       as Guarantors


                                       By:
                                            ------------------------------------
                                            Thomas P. Martin
                                            Treasurer



                       [SIGNATURES CONTINUE ON NEXT PAGE]

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written by J.P. Morgan Securities Inc.
on behalf of the Initial Purchasers.

J.P. MORGAN SECURITIES INC.


By:
   ----------------------------------------
     Name:
     Title:

                                   SCHEDULE A

                                   GUARANTORS

                                   SCHEDULE B

                                  SUBSIDIARIES

                                   SCHEDULE C

                                                                     Principal
                                                                     Amount of
Initial Purchaser                                                 Series A Notes
J.P. Morgan Securities Inc.....................................     $262,500,000

Salomon Smith Barney Inc.......................................      225,000,000

Credit Suisse First Boston Corporation.........................       63,750,000

Deutsche Banc Alex. Brown Inc..................................       52,500,000

Lehman Brothers Inc............................................       22,500,000

UBS Warburg LLC................................................       22,500,000

ABN AMRO Incorporated..........................................       18,750,000

Banc One Capital Markets Inc...................................       18,750,000

Scotia Capital (USA) Inc.......................................       18,750,000

Credit Lyonnais Securities (USA) Inc...........................       15,000,000

First Union Securities, Inc....................................       15,000,000

Fleet Securities, Inc..........................................       15,000,000

                  Total........................................     $750,000,000
                                                                    ============

                                    EXHIBIT A

                       FORM OF OPINION OF LATHAM & WATKINS

                  (i) each of AWIN, the Company, Allied and its subsidiaries identified on Schedule B attached hereto with an asterisk ("*") (Allied and each such other Guarantor, an "IDENTIFIED GUARANTOR"), is a corporation, and is validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and to conduct its business as described in the Offering Memorandum (such counsel being entitled to rely in respect of the opinion in this clause upon a certificate(s) of public officials and opinions of local counsel, and in respect of matter of fact upon certificates of officers of AWIN, the Company or the Identified Guarantors, as the case may be);

                  (ii) the execution, delivery and performance of the Series A Notes have been duly authorized by AWIN, and when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Series A Notes will be legally valid and binding obligations of AWIN, enforceable against AWIN in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (iii) upon consummation of the Transactions, the Series A Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (iv) the Guarantees of each of the Identified Guarantors included in the Indenture have been duly authorized by each of the Identified Guarantors and will, when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, be the legally valid and binding obligation of each of the Identified Guarantors, enforceable against each of them in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (v) assuming that (A) each of the Guarantors other than the Identified Guarantors (the "OTHER GUARANTORS") is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Guarantees and (C) each of the Guarantees of the Other Guarantors has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, and when the Series A Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, each of the Guarantees of the Other Guarantors endorsed thereon will be the legally valid and binding obligation of each of the Other Guarantors, enforceable against each of them in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (vi) the Indenture has been duly authorized by AWIN, the Company and each of the Identified Guarantors, and the Indenture has been duly executed and delivered by AWIN, the Company and each of the Identified Guarantors;

                  (vii) the Indenture is the legally valid and binding agreement of AWIN, the Company and each of the Identified Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and
(y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (viii) assuming that (A) each of the Other Guarantors is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Indenture and (C) the Indenture has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Indenture is the legally valid and binding agreement of each of the Other Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (ix) the execution, delivery and performance of the Purchase Agreement has been duly authorized by all necessary corporate action of AWIN, the Company and the Identified Guarantors, and the Purchase Agreement has been duly executed and delivered by AWIN, the Company and the Identified Guarantors;

                  (x) the Registration Rights Agreement has been duly authorized by the Company and each of the Identified Guarantors and the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Identified Guarantors;

                  (xi) the Registration Rights Agreement is the legally valid and binding agreement of the Company and each of the Identified Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                  (xii) assuming that (A) each of the Other Guarantors is a corporation or partnership, and is validly existing and in good standing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement and (C) the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Registration Rights Agreement is the legally valid and binding agreement of each of the Other Guarantors, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally,
(y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                  (xiii) the Escrow Agreement has been duly authorized by AWIN and the Company and the Escrow Agreement has been duly executed and delivered by AWIN and the Company;

                  (xiv) the Escrow Agreement is the legally valid and binding agreement of AWIN and the Company, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                  (xv) the execution, delivery and performance of the Series B Notes have been duly authorized by the Company, and when the Series B Notes have been duly executed, issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Series B Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

                  (xvi) the Notes, the Guarantees and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum under the caption "Description of Notes," in each case insofar as such statements are summaries of legal matters;

                  (xvii) the statements in the Offering Memorandum under the caption "Certain United States Federal Tax Consequences," insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects;

                  (xviii) the execution and delivery of the Purchase Agreement, the Notes, the Guarantees, the Indenture, the Registration Rights Agreement and the Escrow Agreement and the issuance and sale of the Notes by the Company and the Identified Guarantors pursuant to the Purchase Agreement will not:

                  (a) violate AWIN's, the Company's or the Identified Guarantors' charter, bylaws or comparable governing documents;

                  (b) result in the breach of, a conflict with, a violation of or a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which AWIN, Allied or any of its subsidiaries is party or by which AWIN, Allied or any of its subsidiaries is bound or to which any of the property or assets of AWIN, the Company or any of its subsidiaries is subject (this opinion being limited to (x) those agreements which have been identified to us in an Officer's Certificate of AWIN, the Company as being the agreements to which AWIN, the Company, Allied or any of the Company's subsidiaries is party, or to which any of their respective businesses or assets is subject, that are material to the financial condition or results of operations of AWIN, the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express any opinion with respect to any such conflict, breach or violation not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement not so identified or arising under or based upon any covenant of a financial or numerical nature or requiring computations);

                  (c) violate any federal or State of New York statute, rule or regulation applicable to AWIN, the Company or any Identified Guarantor or the Delaware General Corporation Law (the "DGCL"), and any order of any court binding upon AWIN, the Company or any Identified Guarantor (this opinion being limited to (x) those orders, judgments and decrees which have been identified to us in an Officer's Certificate of AWIN or the Company as being all of the orders, judgments and decrees that are material to the financial condition or results of operations of AWIN, the Company, Allied and the Company's subsidiaries taken as a whole and
         (y) in that such counsel need not express an opinion with respect to any such violation not readily ascertainable from the face of any such court order);

                  (d) require any consents, approvals, authorizations, registrations, declarations or filings by AWIN, the Company or any Identified Guarantor under the federal or State of New York statute, rule or regulation applicable to AWIN, the Company or any Identified Guarantor or the DGCL (except such as may be required under the securities or Blue Sky laws of the states);

                  (xix) none of AWIN, the Company or any Identified Guarantor is and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xx) it is not necessary in connection with the AWIN's offer, sale and delivery of the Series A Notes to the Initial Purchasers pursuant to the Purchase Agreement or the initial resale of the Series A Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Series A Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended. Such counsel does not need to express any opinion, however, as to when or under what circumstances any Series A Notes initially sold by the Initial Purchasers may be reoffered or resold.

                  (xxi) the Shared Collateral Agreements have been duly authorized by the Company, Browning-Ferris Industries, Inc. ("BFI") and each of the Company's subsidiaries that is a party thereto (each a "GRANTOR SUBSIDIARY") that is also an Identified Guarantor (collectively, the "IDENTIFIED GRANTOR SUBSIDIARIES"), and upon execution and delivery by the Company and Allied of the Amendment (assuming due execution and delivery by each of the other parties thereto), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries with respect to the Notes, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements will conform in all material respects to the description thereof in the Offering Memorandum;

                  (xxii) the Amendment, together with the Shared Collateral Agreements, when executed and delivered by the Company and Allied (assuming due execution and delivery by each of the other parties thereto), will create a valid security interest in favor of the Collateral

Trustee for the benefit of the Holders of the Notes in that portion of the collateral described in Section 2.01 of the Shared Collateral Security Agreement and in that portion of the collateral described in Section 2 of the Shared Collateral Pledge Agreement in which a valid security interest may be created under Article 9 of the UCC of the State of New York (the "COLLATERAL");

                  In addition, such counsel shall state that in the course of the preparation by AWIN and the Company of the Offering Memorandum, it participated in conferences with officers and other representatives of AWIN, the Company and Allied, representatives of the independent public accountants for AWIN, the Company and Allied, and the representatives and counsel for the Initial Purchasers at which the contents of the Offering Memorandum (including the information and documents incorporated by reference therein) and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (or incorporated by reference therein) and has not made any independent check or verification thereof, during the course of such participation, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (including the information and documents incorporated by reference therein), taken as a whole, as of its date or the date hereof, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel express no belief with respect to the financial statements, schedules, other financial data, or exhibits included or incorporated by reference in, or omitted from, the Offering Memorandum.

                                    EXHIBIT B

                      FORM OF OPINION OF STEVEN HELM, ESQ.

                  (i) Each of AWIN, the Company and the Identified Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (ii) all the outstanding shares of capital stock of AWIN and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                  (iii) all of the outstanding shares of capital stock of each of Allied's Significant Subsidiaries (including the Company) (as defined in Rule 1-02 of Regulation S-X under the Act) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, free and clear of any Lien except as otherwise disclosed in the Offering Memorandum;

                  (iv) to the best of such counsel's knowledge, after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which AWIN, the Company or any of their subsidiaries is or could be a party or to which any of their respective properties are or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (v) to the best of such counsel's knowledge, none of AWIN, the Company or any of their subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                  (vi) to the best of such counsel's knowledge, each of AWIN, the Company and their subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect; and

                  (vii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company and the Guarantors and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.


                                      B-2